UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry Into a Material Definitive Agreement.

On April 15, 2019, Recro Pharma, Inc., through its wholly-owned subsidiary, Recro Gainesville LLC (collectively, the “Company”) entered into Supplemental Agreement No. 3 to the Amended and Restated License and Supply Agreement (the “Supplemental Agreement”) with Watson Laboratories, Inc. (“Watson”), a subsidiary of Teva Pharmaceutical Industries Ltd., effective as of January 1, 2019.

Pursuant to the Amended and Restated License and Supply Agreement entered into on June 26, 2003 by and between Watson and the Company’s predecessor-in-interest Elan Corporation, plc (as supplemented by Supplemental Agreement No. 1, dated December 8, 2004, Supplemental Agreement No. 2, dated January 17, 2014 and the Supplemental Agreement, the “Agreement”), the Company is the exclusive supplier of VERAPAMIL SR (the “Product”), for which the Company holds the New Drug Application (“NDA”), to Watson and Watson has an exclusive license to package, import, use, offer for sale and sell the Product in the United States.

The Supplemental Agreement provides for a new six-year term which will expire on December 31, 2024 (the “Initial Term”) after which the Agreement will automatically renew for additional one-year periods (each a “Renewal Term”) unless the Agreement is (1) terminated by either party, or (2) not renewed by either party, by giving written notice at least eighteen months prior to the end of the Initial Term or any Renewal Term.

The foregoing description of the Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the Supplemental Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Supplemental Agreement No. 3 to the Amended and Restated License and Supply Agreement, dated as of April 15, 2019, by and between Recro Gainesville LLC and Teva Pharmaceutical Industries Ltd.

*	Certain identified information in the exhibit has been omitted because it is both (i) not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Recro Pharma, Inc.

By:	/s/ Gerri A. Henwood
Name:	Gerri A. Henwood
Title:	Chief Executive Officer

Date: April 18, 2019